Bank Borrowings - Schedule of Outstanding Balances of Bank Borrowings (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Bank borrowings
Guaranteed	[1]	$ 415,947	$ 433,991
Short-term bank borrowings	[2],[3]	$ 415,947	$ 433,991

[1]	The bank borrowings were guaranteed by Mr. Shek Kin Pong, a director of the Company, and the HKMC Insurance Limited under a financing aid program for SMBs operating in Hong Kong.
[2]	As of December 31, 2024 and 2025, the Company had bank borrowings amounted to US$433,991 and US$415,947, respectively, which contained repayment on demand clauses. Accordingly, they have been classified as current liabilities. For the purpose of the illustration, such bank borrowings are included within short-term bank borrowings and represented as bank borrowings repayable on demand.
[3]	The bank borrowings are all denominated in HK$.